UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 24, 2012
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2012, Mario Licciardello informed the Company of his intention to retire as the Company’s Vice President of Wireless Solutions on May 31, 2012.  In connection with Mr. Licciardello’s retirement on May 24, 2012, Micron Semiconductor Italia S.r.l., a subsidiary of the Company, and Mr. Licciardello entered into a Private Agreement providing for a severance payment to Mr. Licciardello of 889,083 Euro and a payment of 150,000 Euro in exchange for certain waivers, releases and covenants.  An English translation of the Private Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Private Agreement between Micron Semiconductor Italia S.r.l. and Mario Licciardello dated May 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	May 31, 2012	By:	/s/ Patrick T. Otte
		Name:	Patrick T. Otte
		Title:	Vice President of Human Resources

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED MAY 24, 2012

Exhibit No.	Description
99.1	Private Agreement between Micron Semiconductor Italia S.r.l. and Mario Licciardello dated May 24, 2012